SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2001

                       Pacific Gateway Exchange, Inc.
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           (Exact name of registrant as specified in its charter)





           Delaware                       000-21043            94-3134065
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(State or other jurisdiction            (Commission         (I.R.S. Employer
  of Incorporation                      File Number)        Identification No.)


500 Airport Boulevard, Suite 340
Burlingame, California                                         94010
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (650) 375-6700


                              (Not Applicable)
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(Former name or former address, if changed since last report)





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Item 5.  Other Events

         On January 12, 2001 Nasdaq notified the Company that it will delist the Company's securities from the Nasdaq Stock Market, effective with the open of business Tuesday, January 16, 2001.







                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:  January 15, 2001                 PACIFIC GATEWAY EXCHANGE, INC.






                                         By:  David M. Davis
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                                              David M. Davis
                                              Chief Financial Officer




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